UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2018

Vanguard Natural Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33756	80-0411494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Vanguard Natural Resources, Inc., a Delaware corporation (the “Company”), hereby announces that it has made available to its stockholders a Notice of Annual Meeting of Stockholders (the “Notice”) and a proxy card (the “Proxy Card”) relating to the Company’s Annual Meeting of Stockholders (the “Meeting”) to be held at the Company’s offices located at 5847 San Felipe, Suite 3000, Houston, Texas 77057, on August 6, 2018, at 1:00 p.m. central time. The Notice and Proxy Card were mailed on or about July 11, 2018 to stockholders of record as of July 6, 2018. A copy of the Notice and the form of the Proxy Card are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The information in this Current Report shall not be deemed “soliciting material” or “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Current report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER    DESCRIPTION

Exhibit 99.1	Notice of Annual Meeting of Stockholders, dated July 11, 2018

Exhibit 99.2	Form of Proxy of Vanguard Natural Resources, Inc., dated July 11, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, INC.

Dated: July 17, 2018	By:	/s/ Jonathan C. Curth
		Name:	Jonathan C. Curth
		Title:	General Counsel & Secretary